Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  7
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             18
         Statement of Assets and Liabilities                           19
         Statement of Operations                                       20
         Statements of Changes in Net Assets                           21
         Notes to Financial Statements                                 22








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.









USAA Family of Funds Summary



       Fund                                                Minimum
    Type/Name                    Volatility              Investment
-------------------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------------------
 Aggressive Growth               Very high                 $3,000
 Emerging Markets                Very high                 $3,000
 First Start Growth              Moderate to high          $3,000
 Gold                            Very high                 $3,000
 Growth                          Moderate to high          $3,000
 Growth & Income                 Moderate                  $3,000
 International                   Moderate to high          $3,000
 S&P 500(Registered
   Trademark) Index              Moderate                  $3,000
 Science & Technology            Very high                 $3,000
 Small Cap Stock                 Very high                 $3,000
 World Growth                    Moderate to high          $3,000
-------------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------------
 Balanced Strategy               Moderate                  $3,000
 Cornerstone Strategy            Moderate                  $3,000
 Growth and Tax Strategy         Moderate                  $3,000
 Growth Strategy                 Moderate to high          $3,000
 Income Strategy                 Low to moderate           $3,000
------------------------------------------------------------------
INCOME - TAXABLE
------------------------------------------------------------------
 GNMA                            Low to moderate           $3,000
 High-Yield Opportunities        High                      $3,000
 Income                          Moderate                  $3,000
 Income Stock                    Moderate                  $3,000
 Intermediate-Term Bond          Low to moderate           $3,000
 Short-Term Bond                 Low                       $3,000
------------------------------------------------------------------
INCOME - TAX EXEMPT
------------------------------------------------------------------
 Long-Term                       Moderate                  $3,000
 Intermediate-Term               Low to moderate           $3,000
 Short-Term                      Low                       $3,000
 State Bond Income               Moderate                  $3,000
------------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------------
 Money Market                    Very low                  $3,000
 Tax Exempt Money Market         Very low                  $3,000
 Treasury Money Market Trust     Very low                  $3,000
 State Money Market              Very low                  $3,000


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.





Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[Photograph of President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here]


Year 2000 Readiness Disclosure




As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.




Investment Review


USAA GROWTH FUND

OBJECTIVE: Long-term growth of capital with secondary objectives of regular income and conservation of principal.

TYPES OF INVESTMENTS: Invests principally in stocks that, at the time of purchase, are considered out of favor and undervalued.

--------------------------------------------------------------------------------
                                          7/31/98               7/31/99
--------------------------------------------------------------------------------
  Net Assets                           $1,403.6 Million     $1,683.0 Million
  Net Asset Value Per Share                 $20.04               $24.03
--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
--------------------------------------------------------------------------------
        1 Year                     5 Years                   10 Years
        24.92%                     19.20%                     14.09%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                          CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Fund, the S&P 500 Index, and the Lipper Growth Funds Average for the period of 07/31/89 through 07/31/99. The data points from the graph are as follows:


                   USAA                            Lipper Growth
                Growth Fund      S&P 500 Index     Funds Average
                -----------      -------------     -------------

07/31/89         $10,000           $10,000           $10,000
01/31/90           9,770             9,667             9,542
07/31/90          10,649            10,647            10,558
01/31/91          10,729            10,476            10,452
07/31/91          11,801            12,002            12,062
01/31/92          13,011            12,848            13,506
07/31/92          13,368            13,535            13,430
01/31/93          14,734            14,206            14,786
07/31/93          14,906            14,714            15,174
01/31/94          15,869            16,031            16,912
07/31/94          15,534            15,472            15,918
01/31/95          16,841            16,116            16,260
07/31/95          19,644            19,505            19,975
01/31/96          21,867            22,339            21,729
07/31/96          22,088            22,734            22,022
01/31/97          26,283            28,221            26,776
07/31/97          31,471            34,581            31,696
01/31/98          26,924            35,812            32,172
07/31/98          29,926            41,257            36,036
01/31/99          36,480            47,455            40,972
07/31/99          37,382            49,592            42,554

Data from 7/31/89 through 7/31/99



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund to the S&P 500 Index and the Lipper Growth Funds Average, an average performance level of all growth funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.




Message from the Manager

[Photograph of Portfolio Manager, David G. Parsons, CFA, appears here]


STRATEGY

The dominant philosophy of the Fund is to buy out-of-favor and undervalued growth stocks. However, at certain times it may be difficult to find a sufficient diversity of such stocks. On those occasions, a portion of the Fund's assets will be invested in traditional large-capitalization growth companies.

Generally, we are opportunistic stock buyers. However, we cannot create out-of-favor, undervalued growth situations. The market has to create them for us. Our policy is to maintain a well-diversified portfolio and simply await compelling opportunities.

PERFORMANCE REVIEW

Fiscal year ending July 31, 1999, was a good year for the USAA Growth Fund. The one-year total return for the Fund was 24.92% versus 20.20% for the S&P 500 Index and 18.63% for the Lipper Growth Funds Average.

Technology stocks performed particularly well. This one sector, representing roughly 26% of the Fund, provided almost half of the year's return. Nortel Networks, Hewlett-Packard, IBM, Texas Instruments, Applied Materials, Cisco, Oracle, and Ascend Communications -- which was recently purchased by Lucent -- were particularly opportune holdings over the course of the year.

Other areas of strength were telephones, capital goods, transportation, and biotechnology. In telephones, our strongest stocks were AT&T, MCI WorldCom, and Vodafone Group. In transportation, both Southwest Airlines and FDX Corp. performed well. GE, Tyco, and Allied Signal were our strongest capital goods stocks. Finally, all our biotechnology holdings performed well, especially Amgen and Biogen.

The Fund's principal areas of weakness were drug companies and consumer staples. Three of our worst-performing drug company holdings were American Home, Lilly, and Mylan Labs. In consumer staples, we experienced weakness almost across the board. Cadbury Schweppes, Pepsi, Hershey, Philip Morris, Gillette, Procter & Gamble, and Disney were some of our weakest stocks.

In our last report to you, we mentioned that we had increased our exposure to financials in the fall of 1998. We specifically mentioned purchasing Citigroup, Merrill-Lynch, Morgan Stanley Dean Witter, and Household International. Since that point of purchase, these stocks have been very good performers. These stocks have performed well enough, in fact, that they have neutralized the relatively poor performance of our other financial holdings. Banks such as First Union, Bank of America, Banc One, PNC, and National City, which we held over the entire course of the period, were particularly weak holdings of the Fund.



Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the S&P 500 and Lipper Average definitions.



OUTLOOK

We do not know what the future holds. No one does. However, we believe a diversified portfolio consisting of growth companies, most of which were purchased when these stocks were out of favor and priced as good values, is a sound way to invest in the U.S. stock market.



        Top 10 Equity Holdings
           (% of Net Assets)
  ----------------------------------
  IBM                            2.8
  General Electric               2.7
  Microsoft                      2.7
  Intel                          2.1
  Nortel                         2.1
  Cisco Systems                  1.9
  Merck & Co.                    1.9
  Citigroup                      1.6
  Amgen                          1.6
  Johnson & Johnson              1.6






           Top 10 Industries
           (% of Net Assets)
  ----------------------------------
  Computer - Hardware            6.5
  Computer Software & Service    6.2
  Drugs                          5.3
  Finance - Diversified          4.8
  Health Care - Diversified      4.1
  Communication Equipment        3.9
  Foods                          3.7
  Manufacturing - Diversified
   Industries                    3.6
  Telephones                     3.5
  Telecommunications - Long
   Distance                      3.3



See page 9 for a complete listing of the Portfolio of Investments.









Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Ordinary income                $.03260 *
                     Long-term capital gains         .73645
                                                    -------
                        Total                       $.76905
                                                    =======

100% of ordinary income distributions qualify for deduction by corporations.



* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.






Independent Auditors' Report

KPMG

The Shareholders and Board of Directors

USAA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                    KPMG LLP



San Antonio, Texas
September 3, 1999









USAA GROWTH FUND
PORTFOLIO OF INVESTMENTS

July 31, 1999

                                                                         Market
     Number                                                              Value
     of Shares                 Security                                  (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (99.0%)
            Aerospace/Defense (1.3%)
  289,100   Boeing Co.                                                 $  13,118
  235,000   Lockheed Martin Corp.                                          8,181
--------------------------------------------------------------------------------
                                                                          21,299
--------------------------------------------------------------------------------
            Agricultural Products (0.2%)
  100,000   Universal Corp.                                                3,006
--------------------------------------------------------------------------------
            Air Freight (0.6%)
   75,000   CNF Transportation, Inc.                                       3,188
  160,000   FDX Corp.*                                                     7,170
--------------------------------------------------------------------------------
                                                                          10,358
--------------------------------------------------------------------------------
            Airlines (0.8%)
  700,000   Southwest Airlines Co.                                        12,950
--------------------------------------------------------------------------------
            Aluminum (0.5%)
  130,000   Alcoa, Inc.                                                    7,784
--------------------------------------------------------------------------------
            Auto Parts (0.6%)
  135,000   Dana Corp.                                                     5,636
   80,000   TRW, Inc.                                                      4,275
--------------------------------------------------------------------------------
                                                                           9,911
--------------------------------------------------------------------------------
            Banks - Major Regional (2.1%)
   80,000   Bank Of New York Co., Inc.                                     2,955
  176,910   Bank One Corp.                                                 9,653
  148,000   Fleet Financial Group, Inc.                                    5,994
   70,000   Mellon Bank Corp.                                              2,362
  200,000   National City Corp.                                            5,950
   86,000   PNC Bank Corp.                                                 4,547
   80,000   U.S. Bancorp                                                   2,490
   50,000   Wells Fargo & Co.                                              1,950
--------------------------------------------------------------------------------
                                                                          35,901
--------------------------------------------------------------------------------
            Banks - Money Center (1.7%)
  271,755   Bank of America Corp.                                         18,038
  217,000   First Union Corp.                                              9,982
--------------------------------------------------------------------------------
                                                                          28,020
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.7%)
  143,400   Anheuser-Busch Companies, Inc.                                11,320
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (2.0%)
  807,908   Cadbury Schweppes plc ADR                                     20,753
  350,000   PepsiCo, Inc.                                                 13,694
--------------------------------------------------------------------------------
                                                                          34,447
--------------------------------------------------------------------------------
            Biotechnology (2.2%)
  343,000   Amgen, Inc.*                                                  26,368
   80,000   Biogen, Inc.*                                                  5,505
   50,000   Centocor, Inc.*                                                2,787
   40,000   Genzyme Corp.*                                                 2,263
--------------------------------------------------------------------------------
                                                                          36,923
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (1.0%)
  318,800   CBS Corp.*                                                    14,007
   32,200   Clear Channel Communications, Inc.*                            2,240
--------------------------------------------------------------------------------
                                                                          16,247
--------------------------------------------------------------------------------
            Chemicals (1.6%)
  125,000   Air Products & Chemicals, Inc.                                 4,180
  275,000   Du Pont (E. I.) De Nemours & Co.                              19,817
   75,000   Praxair, Inc.                                                  3,459
--------------------------------------------------------------------------------
                                                                          27,456
--------------------------------------------------------------------------------
            Chemicals - Diversified (0.4%)
  100,000   Monsanto Co.                                                   3,912
   60,000   PPG Industries, Inc.                                           3,578
--------------------------------------------------------------------------------
                                                                           7,490
--------------------------------------------------------------------------------
            Chemicals - Specialty (0.5%)
  100,000   International Flavors & Fragrances, Inc.                       4,531
  100,000   Sigma-Aldrich Corp.                                            3,363
--------------------------------------------------------------------------------
                                                                           7,894
--------------------------------------------------------------------------------
            Communication Equipment (3.9%)
  363,000   Lucent Technologies, Inc.                                     23,617
   75,000   Motorola, Inc.                                                 6,844
  400,000   Nortel Networks Corp.                                         35,450
--------------------------------------------------------------------------------
                                                                          65,911
--------------------------------------------------------------------------------
            Computer - Hardware (6.5%)
  600,000   Compaq Computer Corp.                                         14,400
  274,400   Dell Computer Corp.*                                          11,216
  100,000   Gateway 2000, Inc.*                                            7,619
  205,000   Hewlett-Packard Co.                                           21,461
  380,000   IBM Corp.                                                     47,761
  100,000   Sun Microsystems, Inc.*                                        6,788
--------------------------------------------------------------------------------
                                                                         109,245
--------------------------------------------------------------------------------
            Computer - Networking (2.4%)
  150,000   3Com Corp.*                                                    3,619
  520,000   Cisco Systems, Inc.*                                          32,305
  150,000   Newbridge Networks Corp.*                                      3,984
--------------------------------------------------------------------------------
                                                                          39,908
--------------------------------------------------------------------------------
            Computer - Peripherals (0.9%)
  124,800   EMC Corp. *                                                    7,558
  100,000   Quantum Corp.*                                                 2,231
  182,500   Seagate Technology, Inc.*                                      4,905
--------------------------------------------------------------------------------
                                                                          14,694
--------------------------------------------------------------------------------
            Computer Software & Service (6.2%)
  154,500   America Online, Inc.*                                         14,697
  200,000   Computer Associates International, Inc.                        9,175
  527,800   Microsoft Corp.*                                              45,292
  600,000   Oracle Corp.*                                                 22,838
  200,000   Parametric Technology Corp.*                                   2,825
  200,000   PeopleSoft, Inc.*                                              2,725
  125,000   Synopsys, Inc.*                                                7,523
--------------------------------------------------------------------------------
                                                                         105,075
--------------------------------------------------------------------------------
            Containers - Paper (0.2%)
   75,000   Bemis, Inc.                                                    2,775
--------------------------------------------------------------------------------
            Distributions - Food/Health (1.3%)
  250,000   Bergen Brunswig Corp.                                          4,000
  400,000   McKesson HBOC, Inc.                                           12,425
  185,000   Sysco Corp.                                                    6,047
--------------------------------------------------------------------------------
                                                                          22,472
--------------------------------------------------------------------------------
            Drugs (5.3%)
  300,000   Eli Lilly & Co.                                               19,688
  460,000   Merck & Co., Inc.                                             31,136
  125,000   Mylan Laboratories, Inc.                                       2,844
  450,000   Pfizer, Inc.                                                  15,272
  389,000   Pharmacia & Upjohn, Inc.                                      20,933
--------------------------------------------------------------------------------
                                                                          89,873
--------------------------------------------------------------------------------
            Electrical Equipment (3.1%)
  100,000   Emerson Electric Co.                                           5,969
  420,200   General Electric Co.                                          45,802
--------------------------------------------------------------------------------
                                                                          51,771
--------------------------------------------------------------------------------
            Electronics - Semiconductors (3.2%)
   75,000   Advanced Micro Devices, Inc.*                                  1,289
  520,000   Intel Corp.                                                   35,880
   78,400   Micron Technology, Inc.                                        4,871
   80,000   Texas Instruments, Inc.                                       11,520
--------------------------------------------------------------------------------
                                                                          53,560
--------------------------------------------------------------------------------
            Entertainment (1.3%)
  132,600   Time Warner, Inc.                                              9,547
  433,400   Walt Disney Co.                                               11,973
--------------------------------------------------------------------------------
                                                                          21,520
--------------------------------------------------------------------------------
            Equipment - Semiconductors (1.3%)
  100,000   Applied Materials, Inc.*                                       7,194
   50,000   KLA-Tencor Corp.*                                              3,387
  120,000   Lam Research Corp.*                                            6,645
   50,000   Novellus Systems, Inc.*                                        3,219
   30,000   Teradyne, Inc.*                                                2,237
--------------------------------------------------------------------------------
                                                                          22,682
--------------------------------------------------------------------------------
            Finance - Consumer (0.5%)
   75,000   Countrywide Credit Industries, Inc.                            2,794
   75,000   Household International, Inc.                                  3,220
  101,100   MBNA Corp.                                                     2,881
--------------------------------------------------------------------------------
                                                                           8,895
--------------------------------------------------------------------------------
            Finance - Diversified (4.8%)
   86,900   American Express Co.                                          11,449
  177,400   Associates First Capital Corp. "A"                             6,797
  605,075   Citigroup, Inc.                                               26,964
  192,300   Fannie Mae                                                    13,269
  100,000   Federal Home Loan Mortgage Corp.                               5,737
  125,000   Morgan Stanley, Dean Witter, Discover & Co.                   11,266
  120,000   SLM Holding Corp.                                              5,460
--------------------------------------------------------------------------------
                                                                          80,942
--------------------------------------------------------------------------------
            Foods (3.7%)
   75,000   Bestfoods                                                      3,656
   50,000   Campbell Soup Co.                                              2,200
  200,000   ConAgra, Inc.                                                  5,112
  130,000   General Mills, Inc.                                           10,766
  100,000   H.J. Heinz Co.                                                 4,712
  300,000   Hershey Foods Corp.                                           17,400
  120,000   Kellogg Co.                                                    4,178
  300,000   Nabisco Group Holding Corp.                                    5,625
  100,000   Quaker Oats Co.                                                6,806
   65,400   Sara Lee Corp.                                                 1,439
--------------------------------------------------------------------------------
                                                                          61,894
--------------------------------------------------------------------------------
            Gaming Companies (0.1%)
   80,000   International Game Technology                                  1,500
   70,000   Mirage Resorts, Inc.*                                            984
--------------------------------------------------------------------------------
                                                                           2,484
--------------------------------------------------------------------------------
            Health Care - Diversified (4.1%)
  120,000   Abbott Laboratories                                            5,152
  260,000   American Home Products Corp.                                  13,260
  200,000   Bristol-Myers Squibb Co.                                      13,300
  275,000   Ivax Corp.*                                                    4,348
  285,000   Johnson & Johnson, Inc.                                       26,256
  100,000   Warner-Lambert Co.                                             6,600
--------------------------------------------------------------------------------
                                                                          68,916
--------------------------------------------------------------------------------
            Health Care - HMOs (1.6%)
   80,000   Aetna, Inc.                                                    6,560
  160,300   Pacificare Health Systems, Inc. "A"*                          10,930
  150,000   United Healthcare Corp.                                        9,150
--------------------------------------------------------------------------------
                                                                          26,640
--------------------------------------------------------------------------------
            Hospitals (0.2%)
  100,000   Columbia/HCA Healthcare Corp.                                  2,225
   75,000   Tenet Healthcare Corp.*                                        1,345
--------------------------------------------------------------------------------
                                                                           3,570
--------------------------------------------------------------------------------
            Household Products (2.9%)
  150,000   Colgate-Palmolive Co.                                          7,406
  325,300   Kimberly-Clark Corp.                                          19,843
  229,600   Procter & Gamble Co.                                          20,779
--------------------------------------------------------------------------------
                                                                          48,028
--------------------------------------------------------------------------------
            Housewares (0.4%)
  162,000   Newell Rubbermaid, Inc.                                        7,006
--------------------------------------------------------------------------------
            Insurance Brokers (0.2%)
   46,350   Marsh & McLennan Cos., Inc.                                    3,523
--------------------------------------------------------------------------------
            Insurance - Life/Health (0.3%)
   46,300   American General Corp.                                         3,582
   75,000   Conseco, Inc.                                                  2,161
--------------------------------------------------------------------------------
                                                                           5,743
--------------------------------------------------------------------------------
            Insurance - Multi-Line Companies (1.0%)
  148,800   American International Group, Inc.                            17,279
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (1.4%)
  131,200   Allstate Corp.                                                 4,658
   50,000   MBIA, Inc.                                                     2,862
   60,000   MBIC Investment Corp.                                          2,959
  104,900   Progressive Corp.                                             13,401
--------------------------------------------------------------------------------
                                                                          23,880
--------------------------------------------------------------------------------
            Investment Banks/Brokerage (0.6%)
   28,900   Goldman Sachs Group, Inc.                                      1,858
  125,000   Merrill Lynch & Co., Inc.                                      8,508
--------------------------------------------------------------------------------
                                                                          10,366
--------------------------------------------------------------------------------
            Investment Management (0.9%)
  200,000   Franklin Resources, Inc.                                       7,625
  200,000   T. Rowe Price Associates, Inc.                                 7,000
--------------------------------------------------------------------------------
                                                                          14,625
--------------------------------------------------------------------------------
            Leisure Time (0.1%)
   80,000   Mattel, Inc.                                                   1,880
--------------------------------------------------------------------------------
            Lodging/Hotel (0.1%)
   50,000   Marriott International, Inc. "A"                               1,753
--------------------------------------------------------------------------------
            Machinery - Diversified (0.9%)
   98,000   Caterpillar, Inc.                                              5,745
  170,000   Deere & Co.                                                    6,502
   75,000   Dover Corp.                                                    2,963
--------------------------------------------------------------------------------
                                                                          15,210
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (3.6%)
  175,000   AlliedSignal, Inc.                                            11,320
   40,000   Eaton Corp.                                                    3,958
  191,200   Hillenbrand Industries, Inc.                                   8,592
   64,200   Illinois Tool Works, Inc.                                      4,771
  100,000   Minnesota Mining & Manufacturing Co.                           8,794
   75,000   Parker Hannifin Corp.                                          3,539
  200,000   Tyco International Ltd.                                       19,537
--------------------------------------------------------------------------------
                                                                          60,511
--------------------------------------------------------------------------------
            Medical Products & Supplies (1.5%)
  102,100   Bausch & Lomb, Inc.                                            7,332
  200,000   Becton, Dickinson & Co.                                        5,488
  100,000   Boston Scientific Corp.*                                       4,056
   70,000   Medtronic, Inc.                                                5,044
  100,800   St. Jude Medical, Inc.*                                        3,749
--------------------------------------------------------------------------------
                                                                          25,669
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (1.0%)
  100,000   Baker Hughes, Inc.                                             3,481
  110,000   Halliburton Co.                                                5,074
  125,000   Schlumberger Ltd.                                              7,570
--------------------------------------------------------------------------------
                                                                          16,125
--------------------------------------------------------------------------------
            Oil & Gas - Exploration & Production (0.7%)
  125,000   Anadarko Petroleum Corp.                                       4,773
  150,000   Apache Corp.                                                   6,366
--------------------------------------------------------------------------------
                                                                          11,139
--------------------------------------------------------------------------------
            Personal Care (0.6%)
  212,600   Gillette Co.                                                   9,315
--------------------------------------------------------------------------------
            Photography - Imaging (0.7%)
  100,000   Eastman Kodak Co.                                              6,912
  106,000   Xerox Corp.                                                    5,168
--------------------------------------------------------------------------------
                                                                          12,080
--------------------------------------------------------------------------------
            Publishing/Newspapers (0.7%)
  100,000   Gannett, Inc.                                                  7,225
   50,000   Tribune Co.                                                    4,403
--------------------------------------------------------------------------------
                                                                          11,628
--------------------------------------------------------------------------------
            Restaurants (0.2%)
  100,000   Brinker International, Inc.*                                   2,788
--------------------------------------------------------------------------------
            Retail - Building Supplies (1.0%)
  200,000   Home Depot, Inc.                                              12,762
  150,000   Sherwin-Williams Co.                                           4,050
--------------------------------------------------------------------------------
                                                                          16,812
--------------------------------------------------------------------------------
            Retail - Drugs (0.3%)
  250,000   Rite Aid Corp.                                                 5,297
--------------------------------------------------------------------------------
            Retail - General Merchandising (1.9%)
   90,300   Dayton Hudson Corp.                                            5,841
  100,000   Kmart Corp.*                                                   1,450
  595,200   Wal-Mart Stores, Inc.                                         25,147
--------------------------------------------------------------------------------
                                                                          32,438
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (0.5%)
  175,500   Gap, Inc.                                                      8,205
--------------------------------------------------------------------------------
            Savings & Loan Holding Co. (0.3%)
  150,000   Washington Mutual, Inc.                                        5,147
--------------------------------------------------------------------------------
            Services - Commercial & Consumer (0.4%)
  125,000   Cendant Corp.*                                                 2,516
   82,000   IMS Healthcare, Inc.                                           2,286
  140,500   Service Corp. International                                    2,230
--------------------------------------------------------------------------------
                                                                           7,032
--------------------------------------------------------------------------------
            Services - Data Processing (1.1%)
  389,000   First Data Corp.                                              19,280
--------------------------------------------------------------------------------
            Shoes (0.3%)
  100,000   Nike, Inc. "B"                                                 5,200
--------------------------------------------------------------------------------
            Telecommunications - Cellular/Wireless (0.3%)
   26,550   Vodafone Group plc ADR                                         5,589
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (3.3%)
  465,000   AT&T Corp.                                                    24,151
  280,000   MCI WorldCom, Inc.*                                           23,100
  300,000   Qwest Communications International, Inc.*                      8,850
--------------------------------------------------------------------------------
                                                                          56,101
--------------------------------------------------------------------------------
            Telephones (3.5%)
  368,000   Bell Atlantic Corp.                                           23,460
  267,200   BellSouth Corp.                                               12,826
  404,900   SBC Communications Corp.                                      23,155
--------------------------------------------------------------------------------
                                                                          59,441
--------------------------------------------------------------------------------
            Tobacco (1.4%)
  392,700   Philip Morris Cos., Inc.                                      14,628
  100,000   R.J. Reynolds Tobacco Holdings, Inc.                           2,738
  100,000   UST, Inc.                                                      3,100
--------------------------------------------------------------------------------
                                                                          20,466
--------------------------------------------------------------------------------
            Waste Management (0.2%)
  150,000   Allied Waste Industries, Inc.*                                 2,691
--------------------------------------------------------------------------------
            Total common stocks (cost: $1,290,095)                     1,666,080
--------------------------------------------------------------------------------

 Principal
  Amount
   (000)
--------------------------------------------------------------------------------

                                SHORT-TERM (2.1%)
            Commercial Paper
$  35,091   Associates Corp. of North America, 5.11%, 8/02/1999
            (cost: $35,081)                                               35,081
--------------------------------------------------------------------------------
            Total investments (cost: $1,325,176)                      $1,701,161
================================================================================











USAA GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.



See accompanying notes to financial statements.







USAA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999



ASSETS
   Investments in securities, at market value
     (identified cost of $1,325,176)                                $1,701,161
   Cash                                                                    167
   Receivables:
      Capital shares sold                                                  635
      Dividends and interest                                             1,254
      Securities sold                                                    6,194
                                                                    ----------
         Total assets                                                1,709,411
                                                                    ----------

LIABILITIES
   Securities purchased                                                 24,701
   Capital shares redeemed                                                 416
   USAA Investment Management Company                                    1,103
   USAA Transfer Agency Company                                             34
   Accounts payable and accrued expenses                                   149
                                                                    ----------
         Total liabilities                                              26,403
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,683,008
                                                                    ==========

REPRESENTED BY:
   Paid-in capital                                                  $1,171,817
   Accumulated undistributed net investment income                       1,522
   Accumulated net realized gain on investments                        133,684
   Net unrealized appreciation of investments                          375,985
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,683,008
                                                                    ==========
   Capital shares outstanding                                           70,025
                                                                    ==========
   Authorized shares of $.01 par value                                 150,000
                                                                    ==========
   Net asset value, redemption price, and offering price per share  $    24.03
                                                                    ==========


See accompanying notes to financial statements.








USAA GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999



Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $77)                  $ 16,977
      Interest                                                               545
                                                                        --------
         Total income                                                     17,522
                                                                        --------
   Expenses:
      Management fees                                                     11,434
      Transfer agent's fees                                                2,559
      Custodian's fees                                                       217
      Postage                                                                353
      Shareholder reporting fees                                              16
      Directors' fees                                                          4
      Registration fees                                                       60
      Professional fees                                                       34
      Other                                                                   42
                                                                        --------
         Total expenses                                                   14,719
                                                                        --------
            Net investment income                                          2,803
                                                                        --------
Net realized and unrealized gain on investments:
   Net realized gain                                                     145,928
   Change in net unrealized appreciation/depreciation                    185,012
                                                                        --------
            Net realized and unrealized gain                             330,940
                                                                        --------
Increase in net assets resulting from operations                        $333,743
                                                                        ========




See accompanying notes to financial statements.





USAA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,



                                                          1999         1998
                                                     ---------------------------
From operations:
   Net investment income                             $    2,803     $      632
   Net realized gain on investments                     145,928        118,346
   Change in net unrealized appreciation/depreciation
      of investments                                    185,012       (211,504)
                                                     ---------------------------
      Increase (decrease) in net assets resulting
         from operations                                333,743        (92,526)
                                                     ---------------------------
Distributions to shareholders from:
   Net investment income                                 (1,913)        (6,280)
                                                     ---------------------------
   Net realized gains                                   (51,220)      (159,478)
                                                     ---------------------------
From capital share transactions:
   Proceeds from shares sold                            237,515        203,201
   Shares issued for dividends reinvested                52,132        163,214
   Cost of shares redeemed                             (290,822)      (354,815)
                                                     ---------------------------
      Increase (decrease) in net assets from capital
         share transactions                              (1,175)        11,600
                                                     ---------------------------
Net increase (decrease) in net assets                   279,435       (246,684)
Net assets:
   Beginning of period                                1,403,573      1,650,257
                                                     ---------------------------
   End of period                                     $1,683,008     $1,403,573
                                                     ===========================
Accumulated undistributed net investment income:
   End of period                                     $    1,522     $      636
                                                     ===========================
Change in shares outstanding:
   Shares sold                                           10,772         10,047
   Shares issued for dividends reinvested                 2,811          8,417
   Shares redeemed                                      (13,593)       (18,185)
                                                     ---------------------------
            Increase (decrease) in shares outstanding       (10)           279
                                                     ===========================


See accompanying notes to financial statements.










USAA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Growth Fund (the Fund). The Fund's primary investment objective is long-term growth of capital, with secondary objectives of regular income and conservation of principal. USAA Investment Management Company (the Manager) seeks to achieve the Fund's objectives by investing its assets primarily in common stocks or securities that are convertible into common stock.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment income by $4,000, increase accumulated net realized gain on investments by $3,000, and increase paid-in-capital by $1,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had two borrowings, averaging $1,455,098 with an average length of two days, and incurred $946 in interest expense.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $596.5 million and $662 million, respectively.

Gross unrealized appreciation and depreciation of investments, as of July 31, 1999, was $436.8 million and $60.8 million, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services, during the year ended July 31, 1999, was $124,000.


(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) YEAR 2000 (Unaudited)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                         Year Ended July 31,
                                ------------------------------------------------------------------
                                    1999          1998          1997         1996         1995
                                ------------------------------------------------------------------
Net asset value at
   beginning of period          $    20.04    $    23.66    $    20.05    $    19.06    $    17.63
Net investment income                  .04           .01           .24           .33           .26
Net realized and
   unrealized gain (loss)             4.72         (1.31)         6.92          1.92          3.95
Distributions from net
   investment income                  (.03)         (.09)         (.34)         (.29)         (.27)
Distributions of realized
   capital gains                      (.74)        (2.23)        (3.21)         (.97)        (2.51)
                                ------------------------------------------------------------------
Net asset value at
   end of period                $    24.03    $    20.04    $    23.66    $    20.05    $    19.06
                                ==================================================================
Total return (%) *                   24.92         (4.91)        42.48         12.44         26.46
Net assets at
   end of period (000)          $1,683,008    $1,403,573    $1,650,257    $1,162,262    $  922,821
Ratio of expenses to
   average net assets (%)              .97           .96           .97          1.01          1.04
Ratio of net investment
   income to average
   net assets (%)                      .18           .04          1.28          1.70          1.63
Portfolio turnover (%)               39.60         68.93         75.41         62.30         69.64


* Assumes reinvestment of all dividend income and capital gain distributions during the period.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777